Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009		2008
Net Sales:
Aerospace & Electronics	$154,280 *	$154,563	$590,118	*	$638,658
Engineered Materials	44,090	41,550	172,080		255,434
Merchandising Systems	71,731	78,229	292,636		401,577
Fluid Handling	253,577	278,666	1,049,960		1,161,887
Controls	21,326	36,271	91,549		146,751

Total Net Sales	$545,004	$589,279	$2,196,343		$2,604,307

Operating Profit (Loss):
Aerospace & Electronics	$39,657 *	$8,719	$95,916	*	$54,097
Engineered Materials	6,060	(19,922)	19,657		4,242
Merchandising Systems	4,553	(10,333)	21,122		32,028
Fluid Handling	33,503	33,130	132,211		159,363
Controls	(1,407)	3,113	(4,391)		11,237
Corporate	(12,926)	(9,114)	(56,246	) **	(39,136)
Environmental Provision	—	(24,342)	—		(24,342)

Total Operating Profit (Loss)	69,440	(18,749)	208,269		197,489

Interest Income	1,242	1,884	2,820		10,263
Interest Expense	(6,769)	(6,563)	(27,139)		(25,799)
Miscellaneous- Net	(1,347)	123	976		1,694

Income (Loss) Before Income Taxes	62,566	(23,305)	184,926		183,647
Provision for Income Taxes	14,873	(15,096)	50,846		48,694

Net income (loss) before allocations to noncontrolling interests	47,693	(8,209)	134,080		134,953
Less: Noncontrolling interest in subsidiaries’ earnings (losses)	22	102	224		(205)

Net income (loss) attributable to common shareholders	$47,671	$(8,311)	$133,856		$135,158

Share Data:
Earnings (loss) per Diluted Share***	$0.81	$(0.14)	$2.28		$2.24

Average Diluted Shares Outstanding	59,119	59,165	58,812		60,298
Average Basic Shares Outstanding	58,472	59,165	58,473		59,667

Supplemental Data:
Cost of Sales	$349,002	$408,476	$1,466,030		$1,751,036
Environmental Provision	—	24,342	—		24,342
Selling, General & Administrative	126,562	175,210	522,044		631,440
Depreciation and Amortization ****	14,347	13,197	58,204		57,162
Stock-Based Compensation Expense	2,464	2,880	9,166		13,327

*	Includes $18.9 million of sales and $16.4 million of operating profit from the Boeing Company and GE Aviation Systems LLC settlement related to brake control systems.
**	Includes a charge of $7.25 million related to the settlement of a lawsuit brought against the Company by a customer alleging failure of our fiberglass-reinforced plastic material.
***	For the three months ended December 31, 2008, because there was a net loss, this amount is equivalent to the net loss per basic share.
****	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	December 31, 2009	December 31, 2008

ASSETS
Current Assets
Cash and Cash Equivalents	$372,714	$231,840
Accounts Receivable, net	282,463	334,263
Current Insurance Receivable - Asbestos	35,300	41,300
Inventories, net	284,552	349,926
Other Current Assets	71,317	63,911

Total Current Assets	1,046,346	1,021,240

Property, Plant and Equipment, net	285,224	290,814
Long-Term Insurance Receivable - Asbestos	213,004	260,660
Other Assets	406,346	420,542
Goodwill	761,978	781,232

Total Assets	$2,712,898	$2,774,488

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,078	$16,622
Accounts Payable	142,390	182,147
Current Asbestos Liability	91,000	91,000
Accrued Liabilities	218,864	246,915
Income Taxes	4,150	1,980

Total Current Liabilities	457,482	538,664

Long-Term Debt	398,557	398,479
Long-Term Deferred Tax Liability	29,578	22,971
Long-Term Asbestos Liability	730,013	839,496
Other Liabilities	203,566	229,057

Total Equity	893,702	745,821

Total Liabilities and Equity	$2,712,898	$2,774,488

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009		2008	2009			2008
Operating Activities:
Net income attributable to common shareholders	$47,671		$(8,311)	$133,856			$135,158
Noncontrolling interest in subsidiaries’ earnings (losses)	22		102	224			(205)

Net income before allocations to noncontrolling interests	47,693		(8,209)	134,080			134,953
Environmental charge			24,342				24,342
Restructuring - non cash			15,745				15,745
Gain on divestiture	—		—	—			(932)
Depreciation and amortization	14,347		13,197	58,204			57,162
Stock-based compensation expense	2,464		2,880	9,166			13,327
Deferred income taxes	8,680		(9,343)	23,571			13,296
Cash provided by operating working capital	34,366		52,995	47,403			17,560
Other	(23,222)	*	(7,511)	(27,583)	*		(25,978)

Subtotal	84,328		84,096	244,841			249,475
Asbestos related payments, net of insurance recoveries	(21,039)		(23,168)	(55,827)	*	*	(58,083)

Total provided by operating activities	63,289		60,928	189,014			191,392

Investing Activities:
Capital expenditures	(7,087)		(11,478)	(28,346)			(45,136)
Proceeds from disposition of capital assets	1,442		1,143	4,768			1,871
Payment for acquisition, net of cash acquired	—		(48,518)	—			(76,527)
Proceeds from divestiture	17,864		—	17,864			2,106

Total used for investing activities	12,219		(58,853)	(5,714)			(117,686)

Financing Activities:
Dividends paid	(11,704)		(11,682)	(46,783)			(45,203)
Reacquisition of shares on open market	—		(20,001)	—			(60,001)
Stock options exercised - net of shares reacquired	1,369		251	1,070			8,955
Excess tax benefit from stock-based compensation	93		608	224			1,996
Change in short-term debt	(109)		(1,782)	(16,474)			(1,371)

Total used for financing activities	(10,351)		(32,606)	(61,963)			(95,624)

Effect of exchange rate on cash and cash equivalents	2,669		(16,060)	19,537			(29,612)

Increase (decrease) in cash and cash equivalents	67,826		(46,591)	140,874			(51,530)
Cash and cash equivalents at beginning of period	304,888		278,431	231,840			283,370

Cash and cash equivalents at end of period	$372,714		$231,840	$372,714			$231,840

*	Includes a $17 million advance pension contribution.
**	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

CRANE CO.

Order Backlog

(in thousands)

	December 31,		September 30,	June 30,	March 31,	December 31,
	2009		2009	2009	2009	2008

Aerospace & Electronics	$351,004	*	$369,898	$383,335	$396,393	$418,382
Engineered Materials	12,070		8,454	9,135	6,924	6,942
Merchandising Systems	23,522		23,574	19,955	18,822	23,407
Fluid Handling	249,901		252,333	256,467	275,660	302,653
Controls	27,958		27,292	28,026	26,667	30,509

Total Backlog	$664,455		$681,551	$696,918	$724,466	$781,893

*	The backlog at December 31, 2009 was unfavorably impacted by the sale of GTC, which had backlog of $18 million at the time of the divestiture.

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change December 31, 2009	Percent Change December 31, 2009
	2009	2008	2009	2008	Three Months	Twelve Months
INCOME ITEMS

Net Sales	$545,004	$589,279	$2,196,343	$2,604,307	-7.5%	-15.7%

Special Items impacting Net Sales

Settlement related to brake control systems (a)	(18,880)	—	(18,880)	—

Net Sales before Special Items	$526,124	$589,279	$2,177,463	$2,604,307	-10.7%	-16.4%

Operating Profit	69,440	(18,749)	208,269	197,489
Percentage of Sales	12.7%	-3.2%	9.5%	7.6%

Special Items impacting Operating Profit:

Settlement related to brake control systems, net (a)	(16,360)	—	(16,360)	—

Lawsuit Settlement - Pre-Tax (b)	—	—	7,250	—

Restructuring Charges - Pre-Tax (c)	2,883	40,703	5,243	40,703

Environmental Charge - Pre-Tax (d)	—	24,342	—	24,342

Operating Profit before Special Items	$55,963	$46,296	$204,402	$262,534	20.9%	-22.1%

Percentage of Sales	10.6%	7.9%	9.4%	10.1%

Net Income Attributable to Common Shareholders	$47,671	$(8,311)	$133,856	$135,158
Per Share	$0.81	$(0.14)	$2.28	$2.24

Special Items impacting Net Income Attributable to Common Shareholders:

Settlement related to brake control systems, net - Net of Tax (a)	(10,634)	—	(10,634)	—
Per Share	$(0.18)	—	$(0.18)	—
							2009 Full Year Guidance (f)
Tax benefit from divestiture (e)	(5,238)	—	(5,238)	—			Low	High

Per Share	$(0.09)	—	$(0.09)	—

Adjusted Net Income Attributable to Common Shareholders	$31,799	$(8,311)	$117,984	$135,158			$112,000	$121,000
Per Share	$0.54	$(0.14)	$2.01	$2.24			$1.90	$2.05

Lawsuit Settlement - Net of Tax (b)	—	—	4,713	—			4,713	4,713
Per Share	—	—	$0.08	—			$0.08	$0.08

Restructuring Charges - Net of Tax (c)	1,916	25,737	3,703	25,737			4,100	4,100
Per Share	$0.03	$0.44	$0.06	$0.43			$0.07	$0.07

Environmental Provision - Net of Tax (d)	—	15,822	—	15,822			—	—
Per Share	—	$0.27	—	$0.26

Net Income Attributable To Common Shareholders Before Special Items	$33,715	$33,248	$126,400	$176,717	1.4%	-28.5%	$120,813	$129,813

Per Basic Share	$0.58	$0.56	$2.16	$2.96
Per Diluted Share	$0.57	$0.56	$2.15	$2.93			$2.05	$2.20

In the three months ended December 31, 2008, Average Shares Outstanding excluding the effect of diluted stock options were used to compute the per share amounts since this period was in a loss position. Had net income been reported for this periods, Average Shares Outstanding would have included the effect of diluted stock options when computing per share amounts (see chart below).

Average Basic Shares Outstanding	59,165
Effect of Diluted Stock Options	152

Average Shares Outstanding including the effect of Stock Options	59,317

(a)	During the three months ended December 31, 2009, the Company recorded a settlement with Boeing and GE Aviation LLC related to the development of brake control systems for the Boeing 787 aircraft.
(b)	During the three months ended March 31, 2009, the Company recorded a charge for the settlement of a lawsuit brought against the Company by a customer alleging failure or our fiberglass-reinforced plastic material. During the three months ended June 30, 2009, the Company recorded additional insurance recoveries associated with the aforementioned settlement.
(c)	Amounts represent restructuring charges in connection with the Restructuring Program.
(d)	During the three months ended December 31, 2008, the Company recorded a charge related to an increase in the Company’s expected liability at its Goodyear, AZ Superfund site.
(e)	During the three months ended December 31, 2009, the Company recorded a tax benefit related to the divestiture of one of its businesses.
(f)	The Company’s EPS guidance issued in October 2009 did not include the favorable impacts of the Boeing Company and GE Aviation Systems LLC agreement, or the tax benefit associatied with the divestiture of GTC.

	December 31, 2009	December 31, 2008

BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$1,078	$16,622
Long-Term Debt	398,557	398,479

Total Debt	399,635	415,101
Less: Cash and Cash Equivalents	(372,714)	(231,840)

Net Debt	26,921	183,261
Equity	893,702	745,821

Net Capitalization	$920,623	$929,082

Percentage of Net Debt to Net Capitalization	2.9%	19.7%

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009		2008	2009			2008
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$84,328	*	$84,096	$244,841	*		$249,475
Asbestos Related Payments, Net of Insurance Recoveries	(21,039)		(23,168)	(55,827)	*	*	(58,083)

Cash Provided from Operating Activities	63,289		60,928	189,014			191,392
Less: Capital Expenditures	(7,087)		(11,478)	(28,346)			(45,136)

Free Cash Flow	$56,202		$49,450	$160,668			$146,256

*	Includes a $17 million discretionary pension contribution.
**	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.